EXHIBIT 99.5


                                                                   CLASS   BONDS
CLASS  TYPE  CPN   MTR  STRIP.OFFER      FULL.CPN.OFFER   CPN      SIZE    LEFT
 1A1    3/1  3.52  33              SOLD                   4.086    44       0
 2A1    3/1  3.76  35              SOLD                   4.569    48       0
 3A1    5/1  3.97  59              SOLD                   4.669    72       0
 4A1    5/1  4.01  60              SOLD                   5.123    78       0
 5A1    5/1  4.01  60   N+150 $101-16    N+168  $101-31   4.404    32      32
 6A1    7/1  4.28  82   N+170 $101-16    N+195  $102-18   4.961    14.5    14.5

COLLATERAL HIGHLIGHTS:  G4:  73% LOW DOC  / 384K AVG LOAN BAL
                        G5:  45% FICOS <680 / 308K AVG LOAN BAL
                        G6:  55% PREPAY PENALTIES
marm0302 - Price/Yield - 4A1

Balance     $78,000,000.00    Delay                    24    WAC(4)    5.526
Coupon              4.0115    Dated              7/1/2003    NET(4)    5.123
Settle           7/30/2003    First Payment     8/25/2003    WAM(4)      359

*Coupon = netrate - 1.1116 through month 59 then netrate - 0.31

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6885          3.5908          3.4920          3.3891
       101-09                  3.6813          3.5816          3.4808          3.3758
       101-10                  3.6742          3.5725          3.4696          3.3626
       101-11                  3.6670          3.5633          3.4585          3.3493
       101-12                  3.6599          3.5541          3.4473          3.3361
       101-13                  3.6527          3.5450          3.4361          3.3228
       101-14                  3.6456          3.5358          3.4250          3.3096
       101-15                  3.6384          3.5267          3.4138          3.2963
       101-16                  3.6313          3.5176          3.4027          3.2831
       101-17                  3.6242          3.5084          3.3915          3.2699
       101-18                  3.6170          3.4993          3.3804          3.2567
       101-19                  3.6099          3.4902          3.3693          3.2435
       101-20                  3.6028          3.4810          3.3581          3.2303
       101-21                  3.5956          3.4719          3.3470          3.2171
       101-22                  3.5885          3.4628          3.3359          3.2039
       101-23                  3.5814          3.4537          3.3248          3.1907
       101-24                  3.5743          3.4446          3.3137          3.1775

Spread @ Center Price              96             125             140             150
         WAL                     4.81            3.71            3.01            2.51
      Mod Durn                   4.32            3.37            2.76            2.33
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                   1.10            1.10            1.10            1.10


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.2066          2.8161          2.4489          1.9966
       101-09                  3.1896          2.7912          2.4166          1.9552
       101-10                  3.1727          2.7663          2.3843          1.9138
       101-11                  3.1557          2.7415          2.3521          1.8724
       101-12                  3.1388          2.7166          2.3198          1.8311
       101-13                  3.1218          2.6918          2.2876          1.7898
       101-14                  3.1049          2.6670          2.2554          1.7486
       101-15                  3.0880          2.6422          2.2233          1.7073
       101-16                  3.0711          2.6174          2.1911          1.6661
       101-17                  3.0542          2.5927          2.1590          1.6250
       101-18                  3.0373          2.5679          2.1269          1.5838
       101-19                  3.0204          2.5432          2.0948          1.5427
       101-20                  3.0036          2.5185          2.0627          1.5016
       101-21                  2.9867          2.4938          2.0307          1.4606
       101-22                  2.9698          2.4691          1.9987          1.4196
       101-23                  2.9530          2.4444          1.9667          1.3786
       101-24                  2.9362          2.4198          1.9347          1.3376

Spread @ Center Price             154             131              99              50
         WAL                     1.94            1.29            0.98            0.76
      Mod Durn                   1.82            1.24            0.96            0.75
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                   1.10            1.10            1.10            1.10


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              4.0153    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate - 0.3892 through month 59 then netrate - 0.35

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.


                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6840          3.5879          3.4902          3.3880
       101-09                  3.6768          3.5787          3.4789          3.3747
       101-10                  3.6696          3.5695          3.4677          3.3614
       101-11                  3.6625          3.5603          3.4565          3.3481
       101-12                  3.6553          3.5511          3.4453          3.3348
       101-13                  3.6481          3.5420          3.4341          3.3215
       101-14                  3.6409          3.5328          3.4229          3.3082
       101-15                  3.6337          3.5236          3.4117          3.2949
       101-16                  3.6266          3.5144          3.4005          3.2816
       101-17                  3.6194          3.5052          3.3893          3.2684
       101-18                  3.6122          3.4961          3.3781          3.2551
       101-19                  3.6051          3.4869          3.3670          3.2418
       101-20                  3.5979          3.4777          3.3558          3.2286
       101-21                  3.5907          3.4686          3.3446          3.2154
       101-22                  3.5836          3.4594          3.3335          3.2021
       101-23                  3.5764          3.4503          3.3223          3.1889
       101-24                  3.5693          3.4411          3.3112          3.1757

Spread @ Center Price              96             125             140             150
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                   4.29            3.36            2.75            2.32
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                   1.10            1.10            1.10            1.10

                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.2064          2.8173          2.4501          1.9977
       101-09                  3.1893          2.7923          2.4177          1.9563
       101-10                  3.1723          2.7674          2.3854          1.9148
       101-11                  3.1553          2.7425          2.3531          1.8734
       101-12                  3.1383          2.7176          2.3208          1.8320
       101-13                  3.1213          2.6927          2.2885          1.7907
       101-14                  3.1043          2.6679          2.2563          1.7494
       101-15                  3.0874          2.6430          2.2241          1.7081
       101-16                  3.0704          2.6182          2.1919          1.6669
       101-17                  3.0535          2.5934          2.1597          1.6256
       101-18                  3.0365          2.5686          2.1275          1.5845
       101-19                  3.0196          2.5438          2.0954          1.5433
       101-20                  3.0027          2.5190          2.0633          1.5022
       101-21                  2.9858          2.4943          2.0312          1.4611
       101-22                  2.9689          2.4696          1.9991          1.4200
       101-23                  2.9520          2.4448          1.9671          1.3790
       101-24                  2.9351          2.4201          1.9351          1.3380

Spread @ Center Price             154             131              99              50
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                   1.82            1.24            0.96            0.75
  Principal Window      Aug03 - Jul08   Aug03 - Oct07    Aug03 - Oct06  Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                   1.10            1.10            1.10            1.10


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon              4.2805    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate - 0.6805 through month 81then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  4.0400          3.9343          3.8267          3.7131
       101-09                  4.0344          3.9266          3.8169          3.7009
       101-10                  4.0289          3.9189          3.8070          3.6888
       101-11                  4.0233          3.9112          3.7972          3.6767
       101-12                  4.0178          3.9035          3.7873          3.6646
       101-13                  4.0122          3.8958          3.7775          3.6524
       101-14                  4.0067          3.8881          3.7677          3.6403
       101-15                  4.0011          3.8805          3.7578          3.6282
       101-16                  3.9956          3.8728          3.7480          3.6162
       101-17                  3.9901          3.8651          3.7382          3.6041
       101-18                  3.9845          3.8575          3.7284          3.5920
       101-19                  3.9790          3.8498          3.7186          3.5799
       101-20                  3.9735          3.8421          3.7088          3.5679
       101-21                  3.9679          3.8345          3.6990          3.5558
       101-22                  3.9624          3.8268          3.6892          3.5438
       101-23                  3.9569          3.8192          3.6794          3.5317
       101-24                  3.9514          3.8115          3.6696          3.5197

Spread @ Center Price              92             129             156             170
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.574           4.021           3.139           2.550
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                   1.10            1.10            1.10            1.10


                              35 CPR          50 CPR          60 CPR          70 CPR
       101-08                 3.5096          3.0704          2.6985          2.2404
       101-09                 3.4934          3.0454          2.6661          2.1989
       101-10                 3.4772          3.0204          2.6337          2.1574
       101-11                 3.4610          2.9955          2.6014          2.1160
       101-12                 3.4448          2.9706          2.5690          2.0745
       101-13                 3.4287          2.9456          2.5367          2.0331
       101-14                 3.4125          2.9207          2.5044          1.9918
       101-15                 3.3963          2.8958          2.4722          1.9504
       101-16                 3.3802          2.8710          2.4399          1.9091
       101-17                 3.3641          2.8461          2.4077          1.8678
       101-18                 3.3479          2.8213          2.3755          1.8266
       101-19                 3.3318          2.7965          2.3433          1.7854
       101-20                 3.3157          2.7716          2.3112          1.7442
       101-21                 3.2996          2.7469          2.2790          1.7031
       101-22                 3.2835          2.7221          2.2469          1.6619
       101-23                 3.2675          2.6973          2.2148          1.6208
       101-24                 3.2514          2.6726          2.1828          1.5798

Spread @ Center Price            180             157             124              75
         WAL                    2.05            1.29            0.98            0.76
      Mod Durn                 1.908           1.237           0.954           0.744
  Principal Window     Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                 1.12            1.12            1.12            1.12
      LIBOR_1YR                 1.20            1.20            1.20            1.20
       CMT_1YR                  1.10            1.10            1.10            1.10


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 4A1

Balance     $78,000,000.00    Delay                    24    WAC(4)    5.526
Coupon              5.1231    Dated              7/1/2003    NET(4)    5.123
Settle           7/30/2003    First Payment     8/25/2003    WAM(4)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-18                  4.4739          4.2877          4.0996          3.9041
       102-19                  4.4666          4.2784          4.0883          3.8908
       102-20                  4.4594          4.2692          4.0771          3.8775
       102-21                  4.4521          4.2599          4.0659          3.8642
       102-22                  4.4449          4.2507          4.0546          3.8509
       102-23                  4.4376          4.2415          4.0434          3.8377
       102-24                  4.4304          4.2322          4.0322          3.8244
       102-25                  4.4231          4.2230          4.0210          3.8112
       102-26                  4.4159          4.2138          4.0098          3.7979
       102-27                  4.4086          4.2046          3.9986          3.7847
       102-28                  4.4014          4.1953          3.9874          3.7715
       102-29                  4.3941          4.1861          3.9762          3.7583
       102-30                  4.3869          4.1769          3.9651          3.7450
       102-31                  4.3797          4.1677          3.9539          3.7318
       103-00                  4.3725          4.1585          3.9427          3.7186
       103-01                  4.3652          4.1493          3.9316          3.7054
       103-02                  4.3580          4.1401          3.9204          3.6923

Spread @ Center Price             174             195             200             201
         WAL                     4.81            3.71            3.01            2.51
      Mod Durn                   4.32            3.37            2.76            2.33
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                   1.10            1.10            1.10            1.10


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-18                  3.5580          2.8202          2.1267          1.2738
       102-19                  3.5411          2.7956          2.0949          1.2332
       102-20                  3.5242          2.7711          2.0632          1.1927
       102-21                  3.5073          2.7465          2.0315          1.1522
       102-22                  3.4905          2.7220          1.9998          1.1117
       102-23                  3.4736          2.6974          1.9681          1.0712
       102-24                  3.4568          2.6729          1.9364          1.0308
       102-25                  3.4399          2.6485          1.9048          0.9904
       102-26                  3.4231          2.6240          1.8731          0.9500
       102-27                  3.4063          2.5995          1.8415          0.9097
       102-28                  3.3895          2.5751          1.8100          0.8694
       102-29                  3.3727          2.5507          1.7784          0.8291
       102-30                  3.3559          2.5262          1.7469          0.7888
       102-31                  3.3391          2.5019          1.7154          0.7486
       103-00                  3.3223          2.4775          1.6839          0.7084
       103-01                  3.3056          2.4531          1.6524          0.6683
       103-02                  3.2888          2.4288          1.6210          0.6281

Spread @ Center Price             189             132              68             -21
         WAL                     1.94            1.29            0.98            0.76
      Mod Durn                   1.82            1.24            0.96            0.75
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                   1.10            1.10            1.10            1.10


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              4.4045    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-23                  3.9610          3.8324          3.7021          3.5663
       101-24                  3.9537          3.8232          3.6908          3.5530
       101-25                  3.9465          3.8139          3.6796          3.5397
       101-26                  3.9393          3.8047          3.6684          3.5264
       101-27                  3.9321          3.7955          3.6571          3.5131
       101-28                  3.9249          3.7863          3.6459          3.4998
       101-29                  3.9176          3.7771          3.6347          3.4865
       101-30                  3.9104          3.7679          3.6235          3.4732
       101-31                  3.9032          3.7586          3.6123          3.4599
       102-00                  3.8960          3.7494          3.6011          3.4466
       102-01                  3.8888          3.7402          3.5899          3.4334
       102-02                  3.8816          3.7311          3.5787          3.4201
       102-03                  3.8744          3.7219          3.5675          3.4069
       102-04                  3.8672          3.7127          3.5563          3.3936
       102-05                  3.8600          3.7035          3.5451          3.3804
       102-06                  3.8528          3.6943          3.5340          3.3672
       102-07                  3.8456          3.6851          3.5228          3.3539

Spread @ Center Price             124             150             161             168
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                   4.29            3.36            2.75            2.32
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                  1.100           1.100           1.100           1.100


                              35 CPR          50 CPR          60 CPR          70 CPR
       101-23                 3.3254          2.8106          2.3260          1.7294
       101-24                 3.3084          2.7858          2.2939          1.6883
       101-25                 3.2914          2.7610          2.2617          1.6472
       101-26                 3.2745          2.7362          2.2296          1.6061
       101-27                 3.2575          2.7114          2.1975          1.5650
       101-28                 3.2405          2.6866          2.1655          1.5240
       101-29                 3.2236          2.6619          2.1334          1.4830
       101-30                 3.2067          2.6371          2.1014          1.4420
       101-31                 3.1897          2.6124          2.0694          1.4010
       102-00                 3.1728          2.5877          2.0374          1.3601
       102-01                 3.1559          2.5630          2.0054          1.3192
       102-02                 3.1390          2.5384          1.9735          1.2784
       102-03                 3.1221          2.5137          1.9416          1.2376
       102-04                 3.1052          2.4891          1.9097          1.1968
       102-05                 3.0884          2.4645          1.8778          1.1560
       102-06                 3.0715          2.4399          1.8460          1.1153
       102-07                 3.0547          2.4153          1.8141          1.0745

Spread @ Center Price            166             131              87              24
         WAL                    1.93            1.29            0.98            0.76
      Mod Durn                  1.82            1.24            0.96            0.75
  Principal Window     Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                 1.12            1.12            1.12            1.12
      LIBOR_1YR                 1.20            1.20            1.20            1.20
       CMT_1YR                 1.100           1.100           1.100           1.100


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon               4.961    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-10                  4.5225          4.3405          4.1559          3.9614
       102-11                  4.5169          4.3327          4.1460          3.9493
       102-12                  4.5113          4.3250          4.1362          3.9372
       102-13                  4.5056          4.3173          4.1263          3.9251
       102-14                  4.5000          4.3095          4.1165          3.9130
       102-15                  4.4944          4.3018          4.1066          3.9009
       102-16                  4.4888          4.2941          4.0968          3.8889
       102-17                  4.4832          4.2864          4.0869          3.8768
       102-18                  4.4776          4.2787          4.0771          3.8647
       102-19                  4.4720          4.2710          4.0673          3.8527
       102-20                  4.4664          4.2633          4.0575          3.8407
       102-21                  4.4608          4.2556          4.0476          3.8286
       102-22                  4.4553          4.2479          4.0378          3.8166
       102-23                  4.4497          4.2402          4.0280          3.8046
       102-24                  4.4441          4.2325          4.0182          3.7926
       102-25                  4.4385          4.2248          4.0084          3.7805
       102-26                  4.4329          4.2171          3.9986          3.7685

Spread @ Center Price             140             169             189             195
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                   5.57            4.02            3.14            2.55
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                  1.100           1.100           1.100           1.100



                               35 CPR          50 CPR          60 CPR          70 CPR
       102-10                  3.6143          2.8659          2.2330          1.4544
       102-11                  3.5982          2.8413          2.2011          1.4136
       102-12                  3.5821          2.8166          2.1693          1.3729
       102-13                  3.5660          2.7920          2.1374          1.3322
       102-14                  3.5500          2.7674          2.1056          1.2915
       102-15                  3.5339          2.7428          2.0738          1.2509
       102-16                  3.5179          2.7182          2.0420          1.2103
       102-17                  3.5019          2.6937          2.0102          1.1697
       102-18                  3.4858          2.6691          1.9785          1.1292
       102-19                  3.4698          2.6446          1.9468          1.0887
       102-20                  3.4538          2.6201          1.9151          1.0482
       102-21                  3.4378          2.5956          1.8834          1.0077
       102-22                  3.4219          2.5711          1.8518          0.9673
       102-23                  3.4059          2.5466          1.8201          0.9269
       102-24                  3.3899          2.5222          1.7885          0.8865
       102-25                  3.3740          2.4977          1.7570          0.8462
       102-26                  3.3580          2.4733          1.7254          0.8059

Spread @ Center Price             191             136              78              -3
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                   1.91            1.24            0.95            0.74
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.20            1.20            1.20            1.20
       CMT_1YR                  1.100           1.100           1.100           1.100


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.